                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (File No. 33-43810 and 33-44803).

                                          ARTHUR ANDERSEN LLP

Miami, Florida
June 19, 1997

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